SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2000


                      OCG TECHNOLOGY, INC.
      ----------------------------------------------------
     (Exact name of Registrant as specified in its Charter)

                              Commission File Number  0-5186

         DELAWARE                            13-2643655
-------------------------------         --------------------
(State or other jurisdiction of           (I.R.S. Employer
 incorporation or organization)        Identification Number)


      56 Harrison Street, Suite 501,  New Rochelle, NY 10801
      ------------------------------------------------------
             (Address of principal executive offices)


 Registrant's telephone number, including area code: 914-576-8457


         --------------------------------------------------
         Former name, former address and former fiscal year, if changed since last report.

Item 4.  Changes in Registrant's Certifying Accountant.

    (b)  New independent accountants.

    The Registrant has engaged Arthur Yorkes & Company as its new independent accountants as of September 21, 2000. During the two most recent fiscal years and through September 21, 2000, the Registrant has not consulted with Arthur Yorkes & Company regarding:

          (i) the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant's financial statements; nor has any written report or oral advice been provided to the Registrant by Arthur Yorkes & Company;

          (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

          None

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OCG TECHNOLOGY, INC.


                          By: /s/ Edward C. Levine
                             ---------------------
                             Edward C. Levine,
                             President

Dated: September 22, 2000